                                                                    EXHIBIT 99.1

                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-Q of Steelcase Inc. (the "Company") for the quarterly period ended November 22, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James
P. Hackett, as Chief Executive Officer of the Company, and James P. Keane, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ James P. Hackett
                                              ----------------------------------
                                              Name:   James P. Hackett
                                              Title:  President and Chief
                                                      Executive Officer
                                              Date:   January 3, 2003

                                                      /s/    James P. Keane
                                              ----------------------------------
                                              Name:   James P. Keane
                                              Title:  Senior Vice President,
                                                      Chief Financial Officer
                                              Date:   January 3, 2003

This certification accompanies the Report pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of (S)18 of the Securities Exchange Act of 1934, as amended.